CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of FinancialContent, Inc. (the “Company”) on Form 10-Q for the three and six months ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer and the Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Wilfred Shaw	/s/ Wilfred Shaw
Wilfred Shaw	Wilfred Shaw
Chief Executive Officer,	Chief Financial Officer
February 22, 2009	February 22, 2009

This  certification  accompanies  the  Report  pursuant  to  Section  906 of the Sarbanes-Oxley  Act of 2002 and shall not,  except to the extent required by the Sarbanes-Oxley  Act of 2002,  be deemed  filed by the  Company  for  purposes of Section 18 of the Securities Exchange Act of 1934, as amended.